November 29, 2006

U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth St. N.W.
Washington DC 20549

Re: Wildcat Silver Corporation – Form 20-F Registration Statement

Dear Sirs:

As independent chartered accountants, we hereby consent to the inclusion or incorporation by reference in the Form 20-F Registration Statement for Wildcat Silver Corporation, dated November 29, 2006, of the following:

  Our report to the Shareholders of Wildcat Silver Corporation dated September 27, 2006 on the financial statements of the Company as at June 30, 2006 and 2005 and for the years then ended.

Yours truly,

“DMCL”

Dale Matheson Carr-Hilton LaBonte LLP
DMCL Chartered Accountants
Vancouver, Canada